--------------------------------------------------------------------------------

                                  John Hancock

                                  Financial
                                   TRENDS FUND, INC.

------
 SEMI
ANNUAL
REPORT
------

6.30.02




                              [John Hancock Logo]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc., flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
-------------------------
Your fund at a glance
page 1
-------------------------
Managers' report
oage 2
-------------------------
Fund's investments
page 6
-------------------------
Financial statements
page 9
-------------------------
For you information
page 21
-------------------------


Dear Fellow Shareholders,

Investors have had more than their share of stock market difficulties in the first half of 2002. A range of economic and global issues - from questions about the strength of the economic rebound and the prospects for corporate earnings, to increased Middle East tensions and terrorism fears - kept the markets volatile. But above all else, almost daily news of accounting scandals and other corporate malfeasance shook investors to their core and caused them to lose faith in corporate America. With all these concerns, the major stock market indexes fell significantly, with the S&P 500 Index down 13% and the tech-heavy Nasdaq Composite Index losing 25% year-to-date through June.

As portfolio manager Jim Schmidt discusses in the following report, the financial sector had pockets of success that helped it hold up better than the market as a whole. The strength came mostly from small and midsize banks, which benefited from low interest rates and less risky loan portfolios. With its emphasis on these regional banks, John Hancock Financial Trends Fund, Inc. managed to produce positive results of 5.17% at net asset value - a relatively rare feat in a world of mostly negative equity returns.

At such difficult times as these, the impulse to flee is understandable, especially after the stock market downturns in 2000 and 2001. But we urge you to resist the temptation, stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is basically sound, and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,


/s/Franklin C. Golden,
----------------------
Chairman of the John Hancock Financial Trends Fund, Inc.

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks long-term capital appreciation, with current income as a secondary objective, by investing primarily in stocks of U.S. and foreign financial services companies of any size.

Over the last six months

[] Concerns about the strength of the economic rebound, corporate scandals and global insecurities kept the market volatile.

[] Bank stocks continued to outperform the broad stock market as interest rates declined.

[] The Fund's focus on the best-performing regional banks enabled it to produce strong absolute and relative returns.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Financial Trends Fund, Inc.". Under the heading is a note that reads "Fund performance for the six months ended June 30, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.17% total return for John Hancock Financial Trends Fund, Inc. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

2.5%     Capital City Bank Group
2.4%     Compass Bancshares
2.4%     SouthTrust
2.4%     BB&T
2.3%     Wachovia
2.2%     First Virginia Banks
2.1%     Seacoast Banking Corp. of Florida
2.1%     National Commerce Financial
2.0%     First Financial Holdings
2.0%     Fifth Third Bancorp

As a percentage of net assets on June 30, 2002.

      BY JAMES K. SCHMIDT, CFA, AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS


John Hancock
Financial Trends
Fund, Inc.


---------
MANAGERS'
REPORT
---------


Despite improving economic and corporate fundamentals, the first half of 2002 grew increasingly difficult for the stock market. Investor skepticism rose and confidence fell on a steady stream of bad corporate and geopolitical news, from high-profile bankruptcies, accounting scandals and other corporate misdeeds, to increased fears about Middle East tensions and the prospects of further terrorist attacks. With the increased volatility, the Standard & Poor's 500 Index and the Nasdaq Composite Index ended June at levels close to their post-September 11 lows, and produced losses of 13.15% and 24.84%, respectively, in the first six months of 2002.

Financial stocks continued to outperform the broad market over the last six months, due primarily to the strength of small and midsize regional bank stocks. They were bolstered by falling interest rates, better-than-expected news about problem loan levels, solid earnings growth and relief that the recession appeared to be ending, rather than deepening, as had been feared.

FUND PERFORMANCE

With its overweighting in regional banks, John Hancock Financial Trends Fund, Inc. enjoyed good absolute and relative returns in the period. For the six months ended June 30, 2002, the Fund posted a total return of 5.17% at net asset value, compared with the 0.03% return of the average open-end financial services fund, according to Lipper, Inc. This strong performance continues a trend that began in early 2000, when bank stocks started to recover after being ignored by investors during the technology frenzy of 1998 and 1999. We are pleased to report that since the low in early March 2000, the Fund was up 44% at net asset value through June 30, 2002.

"Financial stocks continued to outperform the broad market over the last six months..."

--------------------------------------------------------------------------------
[Photos' of Jim Schmidt and Tom Goggins flush right next to first paragraph.]
--------------------------------------------------------------------------------

FOCUS ON SMALLER BANKS BOOSTS RETURNS

The best-performing small and midsize regional banks were some of the Fund's best contributors and top holdings, including LSB Bancshares, First Financial Holdings, Seacoast Banking Corp. of Florida and Capital City Bank Group. With their greater dependence on "spread income" - the difference between the rate charged to borrowers and that paid out to bank depositors - these smaller banks have been well served by having short-term interest rates at 40-year lows while longer-term rates have remained relatively high. Some of the smallest banks also benefited from anticipation that they would get included in the Russell 2000 Index of small stocks at its annual rebalancing.

Banks at both ends of the quality spectrum served us well, from high-quality names like Fifth Third and Wells Fargo, to the "big uglies" - large banks like Wachovia and U.S. Bancorp whose earnings have lagged in recent years due to credit problems and bad acquisitions. On the other hand, banks with the most market-sensitive earnings fared poorly in the declining market, including J.P. Morgan Chase, Citigroup and Northern Trust.

BANK EARNINGS HOLDING UP

Banks reported good earnings in the first quarter of 2002, with more of the same expected for the second quarter. The median year-over-year gain in earnings for our stocks was 15%. By contrast, operating earnings for the overall market as measured by the S&P 500 were down at least 5%. The excellent earnings turned in by the banks can be attributed to a surprising growth in core deposits. As retail customers have become increasingly reluctant to allocate funds to the stock market or mutual funds, they have developed a new willingness to

"The best-performing small and midsize regional banks were some of the Fund's best contributors..."

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks-Southeast 35%, the second is Banks-superregional 13%, the third Insurance-life 10%, the fourth Broker services 7%, and the fifth Finance-savings & loan 6%.]
--------------------------------------------------------------------------------

accept the safe but paltry returns offered by bank savings products. Another favorable development was the lack of significant increases in problem loans in our banks. The ratio of non- performing assets to total assets in the banking industry remains under 1%, which is less than one-third of its peak value in the last recession ten years ago. We think that the banks we own will turn in earnings gains in the range of 8% to 10% for the year.

NON-BANK FINANCIALS LAG

The Fund's non-bank financial holdings were our biggest disappointments, since the group included many companies with the most market-sensitive revenues. We had built this group to 28% of the Fund, anticipating that economic recovery was imminent

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-02." The chart is divided into two sections (from top to left): Common stocks 97%, and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

and would spark improved corporate earnings and a rebounding stock market, but that has yet to occur. As a result, our stakes in investment bankers and brokerage firms Goldman Sachs, Morgan Stanley Dean Witter and Raymond James were hit hard, as was SEI Investments, a money-management processing company. In addition, government-sponsored mortgage companies Fannie Mae and Freddie Mac, insurer American International Group and financial giant Citigroup were all tainted by concerns about their use of derivatives to hedge risk

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is First Virginia followed by an up arrow with the phrase "Boring is good." The second listing is Fifth Third Bancorp followed by an up arrow with the phrase "Loan quality up at high-quality bank." The third listing is Lincoln National followed by a down arrow with the phrase "Missed first quarter numbers."]
--------------------------------------------------------------------------------

and about their financial statements' complexity and levels of disclosure - red flags in the wake of the Enron collapse.

A LOOK AHEAD

Although last year's recession has ended, and the economy is now expanding again, conversations with numerous bank managements convince us that the pace of growth is very slow. We are not witnessing the robust demand for commercial loans that would characterize a more typical recovery. For this reason, we do not think that there is any need for the Federal Reserve to increase interest rates in the near term. However, it is still possible that short-term rates could start increasing before the end of the year. With this in mind, we have reduced some of our holdings in companies whose near-term growth outlook would be adversely affected by higher interest rates. These are principally savings and loans and mortgage intermediaries. Conversely, we think the outlook is brightening for some banks that have operated under a cloud of potential credit problems that do not appear to be materializing. Even with their two-year run-up, we believe bank stocks can continue to advance. Banks still trade at much lower price- earnings multiples than the market, and their earnings growth should again exceed that of the market in 2002.

"Banks still trade at much lower price-earnings multiples than the market..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned
by the Fund on
June 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                               ISSUER                                                          VALUE

----------------------------------------------------------------------------------------------------------
COMMON STOCKS  97.31%                                                                          $63,932,899
----------------------------------------------------------------------------------------------------------

(Cost $41,415,199)
Banks - Foreign  0.92%                                                                            $603,710
17,348                               Royal Bank of Canada (Canada)                                 603,710

Banks - Midwest  5.32%                                                                           3,492,075
26,250                               Commerce Bancshares, Inc.                                   1,161,300
19,500                               Fifth Third Bancorp                                         1,299,675
21,000                               TCF Financial Corp.                                         1,031,100

Banks - Money Center  0.90%                                                                        591,900
10,000                               Bank of New York Co., Inc. (The)                              337,500
7,500                                J.P. Morgan Chase & Co.                                       254,400

Banks - Northeast  3.46%                                                                         2,275,260
13,500                               M&T Bank Corp.                                              1,157,760
25,000                               State Street Corp.                                          1,117,500

Banks - Southeast  35.03%                                                                       23,011,709
20,000                               ABC Bancorp.                                                  297,800
24,000                               Alabama National Bancorp.                                   1,038,960
43,167                               BancorpSouth, Inc.                                            871,973
40,000                               BB&T Corp.                                                  1,544,000
46,850                               Capital City Bank Group, Inc.                               1,617,730
53,112                               Colonial BancGroup, Inc.                                      796,680
28,753                               Commercial Bankshares, Inc.                                   792,631
46,525                               Compass Bancshares, Inc.                                    1,563,240
12,355                               First Bancorp. of North Carolina                              339,886
28,500                               First Charter Corp.                                           515,280


See notes to
financial statements.

6




SHARES                               ISSUER                                                          VALUE

Banks - Southeast (continued)
1,706                                First Citizens BancShares, Inc. (Class A)                    $188,667
22,580                               First Tennessee National Corp.                                864,814
26,975                               First Virginia Banks, Inc.                                  1,446,400
9,000                                Hancock Holding Co.                                           606,420
56,512                               LSB Bancshares, Inc.                                        1,130,240
53,028                               National Commerce Financial Corp.                           1,394,636
52,800                               Peoples Banctrust, Co., Inc.                                  711,216
40,000                               Pinnacle Financial Partners, Inc.*                            469,600
30,772                               Regions Financial Corp.                                     1,081,636
24,400                               Seacoast Banking Corp. of Florida                           1,408,612
19,000                               Southern Financial Bancorp., Inc.                             607,240
59,790                               SouthTrust Corp.                                            1,561,715
49,500                               Trustmark Corp.                                             1,264,725
29,200                               Whitney Holding Corp.                                         897,608

Banks - Southwest  1.63%                                                                         1,070,427
25,240                               BOK Financial Corp.*                                          844,530
9,300                                Summit Bancshares, Inc.                                       225,897

Banks - Super Regional  12.58%                                                                   8,261,857
11,424                               Bank of America Corp.                                         803,793
28,000                               Bank One Corp.                                              1,077,440
17,500                               FleetBoston Financial Corp.                                   566,125
30,000                               Mellon Financial Corp.                                        942,900
6,000                                Northern Trust Corp.                                          264,360
14,292                               SunTrust Banks, Inc.                                          967,854
37,500                               U.S. Bancorp                                                  875,625
38,822                               Wachovia Corp.                                              1,482,224
25,600                               Wells Fargo & Co.                                           1,281,536

Banks - West  1.59%                                                                              1,043,160
21,866                               Pacific Capital Bancorp.                                      522,160
10,000                               Zions Bancorp.                                                521,000

Broker Services  7.25%                                                                           4,762,966
15,500                               Goldman Sachs Group, Inc. (The)                             1,136,925
12,500                               Legg Mason, Inc.                                              616,750
20,000                               Lehman Brothers Holdings, Inc.                              1,250,400
17,500                               Morgan Stanley Dean Witter & Co.                              753,900
35,300                               Raymond James Financial, Inc.                               1,004,991

Finance - Consumer Loans  2.30%                                                                  1,513,950
15,000                               American Express Co.                                          544,800
19,500                               Household International, Inc.                                 969,150

Finance - Investment Management 1.26%                                                              830,250
13,500                               Affiliated Managers Group, Inc.*                              830,250

Finance - Savings & Loan  5.83%                                                                  3,829,906
40,500                               First Financial Holdings, Inc.                              1,302,075
10,000                               New York Community Bancorp., Inc.                             271,000
28,000                               Plantation Financial Corp.                                    420,000
95,000                               South Street Financial Corp.                                  742,226
23,247                               Superior Financial Corp.*                                     445,180
17,500                               Washington Mutual, Inc.                                       649,425


                                                                                 See notes to
                                                                                 financial statements.


                                                                                                   7




SHARES                               ISSUER                                                          VALUE

Finance - Services Misc.  3.20%                                                                 $2,104,475
32,500                               Citigroup, Inc.                                             1,259,375
30,000                               SEI Investments Co.                                           845,100

Insurance - Life  9.82%                                                                          6,452,504
35,000                               AFLAC, Inc.                                                 1,120,000
26,250                               Jefferson Pilot Corp.                                       1,233,750
17,500                               Lincoln National Corp.                                        735,000
32,000                               MetLife, Inc.                                                 921,600
39,000                               Protective Life Corp.                                       1,290,900
34,510                               Prudential Financial, Inc.*                                 1,151,254

Insurance - Multi Line  1.36%                                                                      892,050
15,000                               Hartford Financial Services Group, Inc. (The)                 892,050

Insurance - Property & Casualty  3.18%                                                           2,090,450
15,000                               American International Group, Inc.                          1,023,450
22,000                               Travelers Property Casualty Corp. (Class A)*                  389,400
8,000                                XL Capital Ltd. (Class A) (Bermuda)                           677,600

Mortgage & Real Estate Services  1.68%                                                           1,106,250
15,000                               Fannie Mae                                                  1,106,250


                                                            INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                            RATE         (000S OMITTED)            VALUE

----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.97%                                                                   $2,604,940
----------------------------------------------------------------------------------------------------------
(Cost $2,604,940)
Cash Equivalents  0.05%
Certificates of Deposits in Mutual Banks                                        $32                 31,940

Joint Repurchase Agreement  3.92%
Investment in a joint repurchase agreement transaction
 with Barclays Capital, Inc. - Dated 06-28-02 due 07-01-02
 (Secured by U.S. Treasury Inflation Indexed Bonds 3.875%
 due 04-15-29 and 3.375% due 04-15-32, and U.S. Treasury
 Inflation Indexed Notes 3.625% thru 3.875% due 07-15-02
 thru 01-15-09)                                              1.92%            2,573              2,573,000

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  101.28%                                                                     $66,537,839
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (1.28%)                                                       ($840,260)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                      $65,697,579
----------------------------------------------------------------------------------------------------------

* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

8



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

June 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $44,020,139)                              $66,537,839
Cash                                                                         590
Receivable for investments sold                                          301,240
Dividends and interest receivable                                        148,506
Total assets                                                          66,988,175

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      1,214,169
Payable to affiliates                                                     40,141
Other payables and accrued expenses                                       36,286
Total liabilities                                                      1,290,596

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                       37,213,160
Accumulated net realized gain on investments
 and foreign currency transactions                                     5,625,777
Net unrealized appreciation of investments                            22,517,700
Accumulated net investment income                                        340,942
Net assets                                                           $65,697,579

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 3,986,504 shares outstanding                                     $16.48




                                                           See notes to
                                                           financial statements.


                                                                               9


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
June 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,281)                  $652,293
Interest (including security lending income of $1,113)                    21,157

Total investment income                                                  673,450

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                211,253
Administration fee                                                        48,751
Trustees' fee                                                             35,729
Auditing fee                                                              17,033
Legal fee                                                                 16,485
Printing                                                                   9,560
Custodian fee                                                              8,069
Transfer agent fee                                                         7,900
Miscellaneous                                                              6,069

Total expenses                                                           360,849

Net investment income                                                    312,601

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on
Investments                                                            3,940,872
Foreign currency transactions                                                105
Change in net unrealized appreciation (depreciation)
 of investments                                                       (1,031,701)

Net realized and unrealized gain                                       2,909,276

Increase in net assets from operations                                $3,221,877


1 Semiannual period from 1-1-02 through 6-30-02.



See notes to
financial statements.


10




FINANCIAL STATEMENTS


----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders, if any.



                                               YEAR                      PERIOD
                                               ENDED                      ENDED
                                               12-31-01               6-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                          $861,166                 $312,601
Net realized gain                             9,982,429                3,940,977
Change in net unrealized
 appreciation (depreciation)                 (4,035,121)              (1,031,701)

Increase in net assets
 resulting from operations                    6,808,474                3,221,877

Distributions to shareholders
From net investment income                     (956,761)                      -
From net realized gain                       (9,485,887)                      -
                                            (10,442,648)                      -

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

Beginning of period                          66,109,876               62,475,702

End of period2                              $62,475,702              $65,697,579



1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
2 Includes undistributed net investment income of $28,341 and $340,942, respectively.


                                                           See notes to
                                                           financial statements.


                                                                              11



----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                              12-31-97       12-31-98       12-31-99       12-31-00       12-31-01     6-30-02 1

----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                        $17.56         $27.91         $23.97         $18.16         $16.58        $15.67
Net investment income2                        0.32           0.33           0.35           0.39           0.22          0.08
Net realized and unrealized
 gain (loss) on investments                  10.37 3        (1.99)         (3.49)          0.72           1.49          0.73
Total from investment
 operations                                  10.69          (1.66)         (3.14)          1.11           1.71          0.81
Less distributions
From net investment income                   (0.31)         (0.32)         (0.35)         (0.38)         (0.24)            -
From net realized gain                       (0.03)         (1.96)         (2.32)         (2.31)         (2.38)            -
                                             (0.34)         (2.28)         (2.67)         (2.69)         (2.62)            -

Net asset value,
 end of period                              $27.91         $23.97         $18.16         $16.58         $15.67        $16.48
Per share market value,
 end of period                              $30.25         $22.38         $15.50         $13.69         $13.17        $13.47
Total return at
 market value (%)                            91.59         (18.37)        (18.94)          5.02          14.41          2.28 4

----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                $111            $96            $72            $66            $62           $66
Ratio of expenses
 to average net assets (%)                    1.06           0.97           1.05           1.12           1.23          1.12 5
Ratio of net investment income
 to average net assets (%)                    1.45           1.22           1.52           2.35           1.23          0.97 5
Portfolio turnover (%)                          16              9             14             23             53            18


1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.
2 Based on the average of the shares outstanding.
3 Net of federal taxes of $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.
4 Not annualized.
5 Annualized.


See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Significant accounting policies of the Fund are as follows:

Valuation of investments Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of June 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Investment advisory and administration fees and transactions with affiliates

The Fund has an investment management agreement with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment and reinvestment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers or to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C

Fund common share transactions

This listing illustrates the number of Fund common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                              YEAR ENDED 12-31-01         PERIOD ENDED 6-30-02 1
                             SHARES          AMOUNT       SHARES          AMOUNT

Beginning of period       3,986,504     $37,213,160    3,986,504     $37,213,160
End of period             3,986,504     $37,213,160    3,986,504     $37,213,160

1 Semiannual period from 1-1-02 through 6-30-02. Unaudited.

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board of Directors currently intends to consider the making of tender offers each quarter during periods when the Fund's shares are trading at a discount from the net asset value. The Board may, however, decide that the Fund should not make share repurchases or tender offers.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2002, aggregated $14,601,028 and $11,218,954, respectively. The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $44,110,367. Gross unrealized appreciation and depreciation of investments aggregated $24,086,637 and $1,659,165, respectively, resulting in net unrealized appreciation of $22,427,472. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E

Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended June 30, 2002 is set forth below.

                           BEGINNING   ENDING
                           SHARE       SHARE    REALIZED     DIVIDEND   ENDING
AFFILIATE                  AMOUNT      AMOUNT   GAIN (LOSS)  INCOME     VALUE

Plantation Financial Corp.
bought: none, sold: none      28,000   28,000           $-        $-   $420,000

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continually monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each participating shareholder may elect to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by Mellon Investor Services, as Plan agent (the "Plan Agent") in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non- participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

If the Fund declares a dividend, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of
(i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares, including fractional shares, issued to participating shareholders, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone
1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

-----------
FOR YOUR
INFORMATION
-----------


DIRECTORS
Franklin C. Golden
Robert G. Freedman
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS
Franklin C. Golden
Chairman

William L. Braman
President

Robert E. Gramer
Treasurer

James K. Schmidt
Vice President

Susan S. Newton
Secretary

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT AND REGISTRAR
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

INDEPENDENT
DIRECTORS' COUNSEL
Kilpatrick & Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

FUND COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed Nasdaq Symbol: JHFT

For shareholder assistance
refer to page 18


--------------------------------------------------------------------------------
                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, New Jersey 07660

Customer service representatives    1-800-852-0218

24-hour automated information       1-800-843-0090

TDD line                            1-800-231-5469

--------------------------------------------------------------------------------

                                                                 -------------
                                                                   PRESORTED
                                                                   STANDARD
                                                                 U. S. POSTAGE
                                                                     PAID
                                                                     MIS
                                                                 -------------


[John Hancock Logo]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com




                                                                     PT0SA  6/02
                                                                            8/02